UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739

Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2024

Date of reporting period:	06/30/2024

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM PRIVATE REAL ESTATE FUND, INC.

SEMIANNUAL REPORT

JUNE 30, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and the information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

The accompanying financial statements as of June 30, 2024 were not audited and, accordingly, no auditor’s opinion is expressed on them.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Private Real Estate Fund, Inc. informative and useful. The report covers performance for the six-month period ended June 30, 2024.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.4 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Private Real Estate Fund, Inc.

August 15, 2024

PGIM Private Real Estate Fund, Inc. 3

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/privaterealestate or by calling (800) 225-1852.

	Total Returns as of 6/30/24 (without sales charges)	Average Annual Total Returns as of 6/30/24 (with sales charges)
	Six Months* (%)	One Year (%)	Since Inception** (%)

Class D	4.87	6.86	7.91 (11/3/2022)

Class I	5.00	7.15	8.18 (11/3/2022)

Class S	4.53	6.24	7.26 (11/3/2022)

Class T	4.53	2.52	4.98 (11/3/2022)

Bloomberg US Aggregate Bond Index

	-0.71	2.63	4.81

S&P 500 Index

	15.29	24.56	24.91

*Not annualized

**Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P

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Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 6/30/24

Top Largest Holdings	Real Estate Sectors	% of Net Assets

Monarch Town Center, Miramar, Florida	Non-Consolidated Joint Venture — Retail	24.4%

East Gate Marketplace, Chantilly, Virginia	Non-Consolidated Joint Venture — Retail	22.2%

3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28	Preferred Equity — Industrial	18.8%

3730 S. Main St., Pearland, Texas	Non-Consolidated Joint Venture— Industrial	12.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Private Real Estate Fund, Inc. 5

Strategy and Performance Overview (unaudited)

The Fund commenced operations on November 3, 2022, and has acquired three properties – the Monarch Town Center in Miramar, Florida, which closed on October 28, 2022, the East Gate Marketplace in Chantilly, Virginia, which closed on December 1, 2022, and 3730 South Main Street, an industrial asset located in Pearland, Texas, which closed on October 3, 2023. The combined equity investment in the three properties was $80.9 million. As of June 30, 2024, the Fund’s interests in Monarch Town Center, East Gate Marketplace, and 3730 South Main Street were fair valued at approximately $26.1 million, $23.8 million, and $33.8 million, respectively. After the inclusion of fund operating expenses, the Fund’s 1-year average annual total return on the Class I shares was 7.15% for the period ending June 30, 2024.

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Consolidated Schedule of Investments (unaudited)

as of June 30, 2024

Description		Value

LONG-TERM INVESTMENTS 78.0%

PRIVATE REAL ESTATE
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - INDUSTRIAL(pp) 12.6%

3730 S. Main St., Pearland, Texas^		$13,570,092

INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - RETAIL(pp) 46.6%

East Gate Marketplace, Chantilly, Virginia^		23,829,587

Monarch Town Center, Miramar, Florida^		26,142,155

		49,971,742

PREFERRED EQUITY - INDUSTRIAL 18.8%

3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28^		20,207,914

TOTAL LONG-TERM INVESTMENTS (cost $80,000,082)		83,749,748

	Shares

SHORT-TERM INVESTMENT 22.2%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 5.559%) (cost $23,767,473)(wb)	23,767,473	23,767,473

TOTAL INVESTMENTS 100.2% (cost $103,767,555)		107,517,221

Series A Preferred Stock, at liquidation value (0.1)%		(125,000)
Liabilities in excess of other assets (0.1)%		(46,764)

NET ASSETS 100.0%		$107,345,457

 Below is a list of the abbreviation(s) used in the semiannual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $83,749,748 and 78.0% of net assets.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 95.0% to 99.0% of the venture.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical investments.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 7

Consolidated Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Level 2—quoted prices for similar investments, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for investments valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2024 in valuing such portfolio investments:

	Level 1	Level 2	Level 3
Investments

Assets
Private Real Estate
Investments in Non-Consolidated Joint Ventures - Industrial	$—	$—	$13,570,092
Investments in Non-Consolidated Joint Ventures - Retail	—	—	49,971,742
Preferred Equity - Industrial	—	—	20,207,914

Short-Term Investment
Affiliated Mutual Fund	23,767,473	—	—

Total	$23,767,473	$—	$83,749,748

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Private Real Estate Investments in Non-Consolidated Joint Ventures - Industrial	Private Real Estate Investments in Non-Consolidated Joint Ventures - Retail	Preferred Equity - Industrial
Balance as of 12/31/23	$12,632,882	$49,259,701	$20,211,817
Change in unrealized appreciation (depreciation)	937,210	712,041	(3,903)

Balance as of 06/30/24	$13,570,092	$49,971,742	$20,207,914

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$937,210	$712,041	$(3,903)

See Notes to Financial Statements.

Level 3 investments as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of June 30, 2024	Valuation Methodology	Unobservable Inputs	Input(s)	Directional Impact on Fair Value from Input Increase*
Private Real Estate Investments in Non-Consolidated Joint Ventures - Industrial
3730 S. Main St.	$13,570,092	Income/Discounted Cash Flow	Discount/Terminal Rates	8.00% / 6.50%	Decrease

Private Real Estate Investments in Non-Consolidated Joint Ventures - Retail
East Gate Marketplace	23,829,587	Income/Discounted Cash Flow	Discount/Terminal Rates	7.50% / 6.50%	Decrease
Monarch Town Center	26,142,155	Income/Discounted Cash Flow	Discount/Terminal Rates	6.25% / 5.50%	Decrease

	49,971,742
Preferred Equity - Industrial
3730 S. Main St.	20,207,914	Market/Acquisition Price	Unadjusted Price	NA	NA

	$83,749,748

*Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2024 were as follows:

Private Real Estate
Investments in Non-Consolidated Joint Ventures - Retail	46.6%
Preferred Equity - Industrial	18.8
Investments in Non-Consolidated Joint Ventures - Industrial	12.6
Affiliated Mutual Fund	22.2

100.2

Series A Preferred Stock, at liquidation value	(0.1)%
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 9

Consolidated Statement of Assets and Liabilities (unaudited)

as of June 30, 2024

Assets
Investments at value:
Unaffiliated investments (cost $80,000,082)	$83,749,748
Affiliated investments (cost $23,767,473)	23,767,473
Due from Manager	104,375
Prepaid expenses	33,080

Total Assets	107,654,676

Liabilities
Professional fees payable	52,138
Audit fee payable	44,754
Custodian and accounting fees payable	43,227
Pre-acquisition closing cost payable	30,500
Shareholders’ reports payable	12,703
Affiliated transfer agent fee payable	682
Accrued expenses and other liabilities	171
Distribution fee payable to Common Shareholders	44

Total Liabilities	184,219

Commitment and Contingencies (Note 3)	—
Series A Preferred Stock (125 shares authorized and issued at $1,000 per share)	125,000

Net Assets applicable to Common Shareholders:	$107,345,457

Net assets were comprised of:
Common stock, at par	$3,902
Paid-in capital in excess of par	101,804,525
Total distributable earnings (loss)	5,537,030

Net assets applicable to Common Shareholders, June 30, 2024	$107,345,457

See Notes to Financial Statements.

Class I
Net asset value, offering price and repurchase price per share,
($107,260,937 ÷ 3,899,410 shares of common stock issued and outstanding)	$27.51

Class D
Net asset value, offering price and repurchase price per share,
($28,360 ÷ 1,032 shares of common stock issued and outstanding)	$27.49

Class S
Net asset value, offering price and repurchase price per share,
($28,080 ÷ 1,024 shares of common stock issued and outstanding)	$27.41

Class T
Net asset value and repurchase price per share,
($28,080 ÷ 1,024 shares of common stock issued and outstanding)	$27.41
Maximum sales charges (3.50% of offering price)	0.99

Maximum offering price to public	$28.40

 Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 11

Consolidated Statement of Operations (unaudited)

Six Months Ended June 30, 2024

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$2,701,226
Affiliated dividend income	156,957

Total income	2,858,183

Expenses
Management fee	438,794
Distribution fee(a)	267
Professional fees	487,084
Incentive fee	230,686
Directors’ fees	102,437
Custodian and accounting fees	81,057
Audit fee	44,754
Pricing fees	25,927
Shareholders’ reports	24,863
Transfer agent’s fees and expenses (including affiliated expense of $9,027)(a)	9,027
Registration fees	2,486
Miscellaneous	48,394

Total expenses	1,495,776
Less: Expense reimbursement(a)	(606,632)
Management fee waiver	(438,794)
Incentive fee waiver	(230,686)

Net expenses	219,664

Net investment income (loss)	2,638,519

Realized And Unrealized Gain (Loss) On Investments
Net change in unrealized appreciation (depreciation) on investments	1,645,348

Net gain (loss) on investment transactions	1,645,348

Net Increase (Decrease) In Net Assets Resulting From Operations	4,283,867

Distributions for Preferred Shareholders from distributable earnings	(6,798)

Net Increase (Decrease) In Net Assets Applicable to Common Shareholders Resulting From Operations	$4,277,069

(a)	Class specific expenses and waivers were as follows:

	Class I	Class D	Class S	Class T
Distribution fee	—	35	116	116
Transfer agent’s fees and expenses	2,257	2,256	2,257	2,257
Expense reimbursement	(599,302)	(2,444)	(2,443)	(2,443)

See Notes to Financial Statements.

Consolidated Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2024	Year Ended December 31, 2023

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,638,519	$1,978,874
Net change in unrealized appreciation (depreciation) on investments	1,645,348	2,104,318
Distributions for Preferred Shareholders from distributable earnings	(6,798)	—

Net Increase (Decrease) in net assets applicable to Common Shareholders resulting from operations	4,277,069	4,083,192

Dividends and Distributions applicable to Common Shareholders
Distributions from distributable earnings
Class I	(2,243,589)	(553,579)
Class D	(655)	(136)
Class S	(569)	(63)
Class T	(569)	(63)

	(2,245,382)	(553,841)

Tax return of capital distributions
Class I	—	(276,049)
Class D	—	(68)
Class S	—	(31)
Class T	—	(31)

	—	(276,179)

Fund share transactions applicable to Common Shareholders
Net proceeds from shares sold	18,000,971	31,000,000
Net asset value of shares issued in reinvestment of dividends and distributions	2,245,382	830,020

Net increase (decrease) in net assets from Fund share transactions	20,246,353	31,830,020

Total increase (decrease)	22,278,040	35,083,192

Net Assets applicable to Common Shareholders:
Beginning of period	85,067,417	49,984,225

End of period	$107,345,457	$85,067,417

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 13

Consolidated Statement of Cash Flows

For Six Months Ended June 30, 2024

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$4,283,867

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Net proceeds (purchases) of short-term portfolio investments	(20,515,292)
Net change in unrealized (appreciation) depreciation on investments	(1,645,348)
(Increase) Decrease In Assets:
Due from Manager	(66,863)
Prepaid expenses	(11,718)
Increase (Decrease) In Liabilities:
Professional fees payable	(19,179)
Audit fee payable	(45,246)
Custodian and accounting fees payable	970
Pre-acquisition closing cost payable	(94,500)
Shareholders’ reports payable	12,703
Accrued expenses and other liabilities	(4,666)
Affiliated transfer agent fee payable	(1,401)
Pricing fee payable	(12,500)

Total adjustments	(22,403,040)

Net cash provided by (used for) operating activities	(18,119,173)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Common Stock Fund shares sold	18,000,971
Proceeds from Series A Preferred Stock shares sold	125,000
Net asset value of Common Stock shares issued in reinvestment of dividends	2,245,382
Cash paid on distributions of Common Stock from distributable earnings	(2,245,382)
Cash paid on distributions of Series A Preferred Stock from distributable earnings	(6,798)

Net cash provided by (used for) financing activities	18,119,173

Cash And Restricted Cash At End Of Period	$—

See Notes to Financial Statements.

Consolidated Financial Highlights (unaudited)

Class I Shares
	Six Months Ended June 30, 2024		Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.86		$24.98		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.82		0.87		(0.02)
Net realized and unrealized gain (loss) on investments	0.51		1.27		-
Distributions for Preferred Shareholders from distributable earnings	-		-		-
Total from investment operations applicable to Common Shareholders	1.33		2.14		(0.02)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.68)		(0.14)		-
Tax return of capital distributions	-		(0.12)		-
Total dividends and distributions	(0.68)		(0.26)		-
Net asset value, end of period	$27.51		$26.86		$24.98
Total Return(c):	5.00%		8.63%		(0.08)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$107,261		$84,987		$49,909
Average net assets (000)	$88,158		$60,469		$39,948
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50	%(e)	0.50%		0.50	%(f)
Expenses before waivers and/or expense reimbursement	3.39	%(e)	3.82	%(g)	3.77	%(f)(h)
Net investment income (loss)	6.01	%(e)	3.27%		(0.37	)%(f)
Portfolio turnover rate(i)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(j)	85,976%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(j)	$859,764		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(h)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

Class D Shares
	Six Months Ended June 30, 2024		Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.84		$24.97		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.79		0.77		(0.03)
Net realized and unrealized gain (loss) on investments	0.50		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-		-		-
Total from investment operations applicable to Common Shareholders	1.29		2.07		(0.03)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.64)		(0.08)		-
Tax return of capital distributions	-		(0.12)		-
Total dividends and distributions	(0.64)		(0.20)		-
Net asset value, end of period	$27.49		$26.84		$24.97
Total Return(c):	4.87%		8.35%		(0.12)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$28		$27		$25
Average net assets (000)	$28		$26		$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75	%(e)	0.75%		0.75	%(f)
Expenses before waivers and/or expense reimbursement	20.00	%(e)	4.11	%(g)	5.34	%(f)(h)
Net investment income (loss)	5.82	%(e)	2.94%		(0.74	)%(f)
Portfolio turnover rate(i)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(j)	85,976%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(j)	$859,764		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(h)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

Class S Shares
	Six Months Ended June 30, 2024		Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.71		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	0.49		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-		-		-
Total from investment operations applicable to Common Shareholders	1.20		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.56)		0.03		-
Tax return of capital distributions	-		(0.12)		-
Total dividends and distributions	(0.56)		(0.09)		-
Net asset value, end of period	$27.41		$26.77		$24.95
Total Return(c):	4.53%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$28		$27		$25
Average net assets (000)	$27		$26		$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35	%(e)	1.35%		1.35	%(f)
Expenses before waivers and/or expense reimbursement	20.74	%(e)	4.71	%(g)	5.95	%(f)(h)
Net investment income (loss)	5.23	%(e)	2.34%		(1.34	)%(f)
Portfolio turnover rate(i)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(j)	85,976%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(j)	$859,764		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(h)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

Class T Shares
	Six Months Ended June 30, 2024		Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.71		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	0.49		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-		-		-
Total from investment operations applicable to Common Shareholders	1.20		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.56)		0.03		-
Tax return of capital distributions	-		(0.12)		-
Total dividends and distributions	(0.56)		(0.09)		-
Net asset value, end of period	$27.41		$26.77		$24.95
Total Return(c):	4.53%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$28		$27		$25
Average net assets (000)	$27		$26		$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35	%(e)	1.35%		1.35	%(f)
Expenses before waivers and/or expense reimbursement	20.74	%(e)	4.71	%(g)	5.95	%(f)(h)
Net investment income (loss)	5.23	%(e)	2.34%		(1.34	)%(f)
Portfolio turnover rate(i)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(j)	85,976%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(j)	$859,764		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(h)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

Notes to Consolidated Financial Statements (unaudited)

1.	Organization

PGIM Private Real Estate Fund, Inc. (the “Fund”) is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is organized as a Maryland Corporation and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes beginning with the Fund’s taxable year ended December 31, 2023 with the filing of its 2023 federal income tax return. The filing is expected to occur in October of 2024. The Fund invests primarily in private real estate in the United States. The Fund owns and plans to continue to own all or substantially all of its property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

The financial statements of the Fund are consolidated with its wholly-owned operating partnership and all intercompany transactions have been eliminated in consolidation. For the period ended June 30, 2024, the Fund’s investments were non-consolidated joint ventures, where the Fund does not maintain primary control. For the taxable year ended December 31, 2022 the Fund was taxed as a C corporation for federal, state, and local income taxes.

The investment objectives of the Fund are to provide current income and long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Private Real Estate Valuation: Investments in newly acquired properties may initially be valued at cost. Generally, each property will then be valued by an independent third-party appraisal firm. Upon conclusion of the appraisal, limited scope valuations are also performed monthly.

PGIM Private Real Estate Fund, Inc. 23

Notes to Consolidated Financial Statements (unaudited) (continued)

Investments in non-consolidated joint ventures are stated at fair value (which could be the cost of the investment as discussed above). The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate. Any other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. The income approach is the primary approach used to estimate an income stream for a property and discount this income into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The discount rate and terminal capitalization rate are significant inputs to these valuations. Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, and any specific rights or terms associated with the investment.

Securities and Other Assets Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, such as the type of investment. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination. Pursuant to the Board’s delegation, the Valuation Designee has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation agent services. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund’s real property investments’ fair valuations are classified as Level 3 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Investment Transactions and Net Investment Income: Investment transactions are recorded on any of the following: the trade date, the date the Fund obtains a right to the investment, the date the Fund is eligible to collect proceeds from the sale, or the date the Fund incurs an obligation to the price of the investment purchased. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Operating expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers may include distribution fees, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Taxes: The Fund intends to elect and qualify to be taxed as a REIT beginning with the Fund’s taxable year ended December 31, 2023 with the filing of its 2023 federal income tax return. The filing is expected to occur in October 2024. If the Fund qualifies as a REIT, the Fund generally will be permitted to deduct dividends paid to shareholders and, as a result, generally not be subject to US federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to its shareholders, as long as the Fund meets certain minimum distribution requirements.

Dividends and Distributions: The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material US federal income tax, and to comply with the REIT distributions requirements. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market

PGIM Private Real Estate Fund, Inc. 25

Notes to Consolidated Financial Statements (unaudited) (continued)

conditions or portfolio holding-specific events. In conjunction with its election and qualification as a REIT, the Fund makes distributions on a regular basis as necessary to avoid material US federal income tax.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Distributions to holders of Series A Cumulative Preferred Stock, if any, are accrued daily and paid semi-annually and are determined as described in Note 9. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which the Manager has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “Subadviser” or “PGIM”) primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Manager pays for the services of the Subadviser. The Subadviser will receive an annual subadvisory fee, payable monthly, from the Manager in an amount equal to 0.60% of the average daily value of the Fund’s net assets. No subadvisory fees will be paid by the Fund directly to the Subadviser. In addition, in consideration for the services provided pursuant to the Subadvisory Agreement, the Manager will pay the Subadviser a fee in the amount of 60% of the Incentive Fee received by the Manager from the Fund pursuant to the Management Agreement. The Subadviser has contractually agreed to waive this subadvisory fee and incentive fee through the until June 30, 2025.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended June 30, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.00% of average daily net assets	1.00%

The Manager has contractually agreed to waive its management fee until June 30, 2025.

Pursuant to the management agreement, an incentive fee is calculated and payable quarterly in arrears in an amount equal to 10.00% of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over the trailing 12-month period. The Manager has contractually agreed to waive its incentive fee until June 30, 2025.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) (i.e., net of fund level expenses) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Fund’s Common Stock (as defined below) since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of such Common Stock since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Stock, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

The Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized) through August 15, 2025. The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years. As of June 30, 2024, under the Expense Limitation and Reimbursement Agreement, the amount eligible for potential recoupment is $242,158, expiring in 2025, $1,437,007, expiring in 2026, and $606,632, expiring in 2027, for a total of $2,285,797.

PGIM Private Real Estate Fund, Inc. 27

Notes to Consolidated Financial Statements (unaudited) (continued)

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class D, Class S, and Class T shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class D, Class S, and Class T shares pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution and servicing related activities at an annual rate based on average daily net assets per class. The distribution and servicing fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution and servicing rates, where applicable, are as follows:

Class	Gross Distribution and Servicing Fee		Net Distribution and Servicing Fee
I	N/A	%	N/A	%
D	0.25		0.25
S	0.85		0.85
T	0.85		0.85

For the reporting period ended June 30, 2024, PIMS had not sold any shares of the Fund, and accordingly did not receive any front-end sales charges (“FESL”) or early redemption fees resulting from sales of certain class shares.

PGIM Investments, PGIM Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

5.	Transactions with Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the period ended June 30, 2024. The following transactions were effected in such companies for the period ended June 30, 2024.

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Dividend Income
Investments in Non-Consolidated Joint Ventures - Industrial

3730 S. Main St., Pearland, Texas
$12,632,882	$—	$—	$ 937,210	$—	$13,570,092	$ 372,000
Investments in Non-Consolidated Joint Ventures - Retail

East Gate Marketplace, Chantilly, Virginia
22,568,348	—	—	1,261,239	—	23,829,587	601,920

Monarch Town Center, Miramar, Florida
26,691,353	—	—	(549,198)	—	26,142,155	1,068,725
$49,259,701	$—	$—	$ 712,041	$—	$49,971,742	$1,670,645

6.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended June 30, 2024, were as follows:

Cost of Purchases	Proceeds from Sales

$—	$—

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended June 30, 2024, is presented as follows:

PGIM Private Real Estate Fund, Inc. 29

Notes to Consolidated Financial Statements (unaudited) (continued)

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.559%)(1)(wb)
$3,252,181	$21,307,959	$792,667	$—	$—	$23,767,473	23,767,473	$156,957

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

7.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$102,910,437	$5,974,336	$(1,492,552)	$4,481,784

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

8.	Capital and Ownership

The Fund offers Class I, Class D, Class S, and Class T shares. Class T shares are sold with a maximum front-end sales charge of 3.50%. Class I Shares, Class D Shares, and Class S Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

The Fund is authorized to issue 1,000,000,000 shares of capital stock, $0.001 par value per share. The shares are further classified and designated as follows:

Class	Number of Shares
I	550,000,000
D	100,000,000
S	100,000,000
T	250,000,000

As of June 30, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned substantially all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
I	3,899,373	99.9%
D	1,032	100.0
S	1,024	100.0
T	1,024	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	99.9%
Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class I

Six months ended June 30, 2024:

Shares sold	652,920	$18,000,971

Shares issued in reinvestment of dividends and distributions	82,317	2,243,589

Net increase (decrease) in shares outstanding	735,237	$20,244,560

Year ended December 31, 2023:

Shares sold	1,135,115	$31,000,000

Shares issued in reinvestment of dividends and distributions	30,899	829,628

Net increase (decrease) in shares outstanding	1,166,014	$31,829,628

Class D

Six months ended June 30, 2024:

Shares issued in reinvestment of dividends and distributions	24	$655
Net increase (decrease) in shares outstanding	24	$655

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	8	$204
Net increase (decrease) in shares outstanding	8	$204

Class S

Six months ended June 30, 2024:

Shares issued in reinvestment of dividends and distributions	21	$569
Net increase (decrease) in shares outstanding	21	$569

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	3	$94
Net increase (decrease) in shares outstanding	3	$94

PGIM Private Real Estate Fund, Inc. 31

Notes to Consolidated Financial Statements (unaudited) (continued)

Share Class	Shares	Amount

Class T

Six months ended June 30, 2024:

Shares issued in reinvestment of dividends and distributions	21	$569
Net increase (decrease) in shares outstanding	21	$569

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	3	$94
Net increase (decrease) in shares outstanding	3	$94

9.	Series A Cumulative Preferred Stock

On January 17, 2024, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Series A Preferred Stock”), with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.00% per annum and are redeemable under certain conditions by the Fund.

10.	Repurchases

The Fund intends, but is not obligated, to conduct quarterly tender offers (also referred to as “repurchases”) for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date, in the sole discretion of the Board. In the event a tender offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock, without amending or extending the tender offer. There were no repurchases for the reporting period ended June 30, 2024.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the Common Stock (on a “first in-first out” basis).

11.	Investments in Non-consolidated Joint Ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund considers its non-consolidated joint venture subsidiaries to be significant subsidiaries under the rules. Below is a summary of financial information and fair values of such non-consolidated joint ventures as of June 30, 2024.

	3730 S. Main St.	East Gate Marketplace	Monarch Town Center	Total

Balance Sheet:

Assets:

Real estate (cost $141,523,822)	$34,400,000	$49,500,000	$60,700,000	$144,600,000

Cash	348,143	43,617	689,382	1,081,142

Other current assets	—	710,700	869,031	1,579,731

Total assets	34,748,143	50,254,317	62,258,413	147,260,873

Liabilities and equity:

Mortgage notes payable, net	—	25,626,600	33,500,000	59,126,600

Note payable, net	20,100,000	—	—	20,100,000

Accrued expenses and accounts payable	179,058	317,709	2,064,319	2,561,086

Tenant security deposits	—	109,926	153,834	263,760

Other liabilities	—	794	—	794

Total liabilities	20,279,058	26,055,029	35,718,153	82,052,240

Equity	14,469,085	24,199,288	26,540,260	65,208,633

Total liabilities and equity	34,748,143	50,254,317	62,258,413	147,260,873

Income Statements:

Revenue	1,106,101	1,979,859	2,641,413	5,727,373

Expenses	746,006	1,256,122	1,907,039	3,909,167

Unrealized gain (loss) - real estate	1,202,798	1,209,694	(206,934)	2,205,558

Net income	$1,562,893	$1,933,431	$527,440	$4,023,764

12.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a recently organized, non-diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

Real Estate Investment Risk: The Fund’s investments are subject to the risks typically associated with real estate, including but not limited to:

●

local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, and military conflicts, sovereign debt crises and other factors;

●	lack of liquidity inherent in the nature of the asset;

PGIM Private Real Estate Fund, Inc. 33

Notes to Consolidated Financial Statements (unaudited) (continued)

●	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

●	ability and cost to replace a tenant/operator/manager upon default;

●	property management decisions;

●	property location and conditions;

●	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

●	competition from comparable properties;

●	the occupancy rate of, and the rental rates charged at, the properties;

●	leasing market activity;

●	the ability to collect on a timely basis all rent;

●	the effects of any bankruptcies or insolvencies;

●	changes in interest rates and in the availability, cost and terms of mortgage financing;

●	changes in governmental rules, regulations and fiscal policies;

●	cost of compliance with applicable federal, state, and local laws and regulations;

●	acts of nature, including earthquakes, hurricanes and other natural disasters;

●	climate change and regulations intended to control its impact;

●	the potential for uninsured or underinsured property losses; and other factors beyond the Fund’s control.

Commercial Real Estate Industry Risk: The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Illiquid Investment Risk: Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Inflation Risk: In the United States, inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen following the COVID-19 pandemic, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Although inflation has generally been reduced in the United States in recent months, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Liquidity Risk: The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.

Real Estate Joint Venture Risk: The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other

PGIM Private Real Estate Fund, Inc. 35

Notes to Consolidated Financial Statements (unaudited) (continued)

co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	the real estate joint venture partner in an investment could become insolvent or bankrupt;

●

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

●

the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

●	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

●

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

●

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

●

the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

●	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Valuation Risk: Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of stockholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadviser, and Independent Valuation Advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.

SOFR Risk: SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

PGIM Private Real Estate Fund, Inc. 37

Notes to Consolidated Financial Statements (unaudited) (continued)

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

13.	Subsequent Events

On July 3, 2024, the Fund closed on an $18,000,000 cross-collateralized mezzanine loan to recapitalize a portfolio of three multifamily assets - two located in Hackensack, NJ and one in Bound Brook, NJ.

On July 22, 2024, the Fund declared monthly dividends of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on July 24, 2024, to Common shareholders of record on July 23, 2024. The ex-date is July 24, 2024.

On August 22, 2024, the Fund declared monthly dividends of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on August 26, 2024, to Common shareholders of record on August 23, 2024. The ex-date is August 26, 2024.

Funds from operations and adjusted funds from operations

 (unaudited)

Six Months Ended June 30, 2024

PGIM believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with accounting principles generally accepted in the U.S. (“GAAP”)), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

PGIM also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for PGIM’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of certain non-cash items from Fund operating results. AFFO is calculated as FFO including undistributed income attributable to non-consolidated joint ventures.

FFO and AFFO should not be considered more relevant or accurate than the GAAP methodology in evaluating PGIM’s operating performance. In addition, FFO and AFFO should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO and AFFO are not intended to be used as liquidity measures indicative of cash flow available to fund PGIM’s cash needs, including its ability to make distributions to stockholders.

PGIM Private Real Estate Fund, Inc.  39

Funds from operations and adjusted funds from operations

 (unaudited)

Six Months Ended June 30, 2024

Net increase in net assets applicable to common shareholders resulting from operations	$4,277,069
Adjustments to arrive at FFO:
Change in net unrealized appreciation (depreciation) of investments	(1,645,348)

FFO attributable to common shareholders	2,631,721

Adjustments to arrive at AFFO:
Undistributed income attributable to non-consolidated joint ventures	157,611

AFFO attributable to common shareholders	$2,789,332

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM PRIVATE REAL ESTATE FUND, INC.

PGIM Private Real Estate Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Directors on shares of its common stock (the “Common Stock”):

1. Unless a stockholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a Distribution in stock.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Stock acquired pursuant to the Plan for each stockholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold the Common Stock of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified by the record stockholders as representing the total amount registered in such stockholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the stockholder’s behalf, will receive additional authorized Common Stock from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Stock issued to a stockholder under the Plan. All Common Stock purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Stock pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

PGIM Private Real Estate Fund, Inc. 41

Other Information (continued)

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A stockholder may, however, elect to receive Distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Directors for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Shares of Common Stock issued pursuant to the Plan will have the same voting rights as the shares of Common Stock issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at PGIM Investments PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Stock on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: March 30, 2022
Amended: August 7, 2023
July 31, 2024

PGIM Private Real Estate Fund, Inc. 43

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Private Real Estate Fund, Inc. (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required by the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (the “Manager”) and the subadvisory agreement between the Manager and PGIM, Inc. (through its operating division, PGIM Real Estate), an affiliate of the Manager (the “Subadviser”). The Board, including all of the Independent Directors, met on June 27, 2024 (the “Meeting”) and approved the renewal of the agreements through June 27, 2025, after concluding that the renewal of the agreements was in the best interests of the Fund and its stockholders.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration of the renewal of the agreements.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant to the approval of the agreements, including the nature, quality and extent of services provided to the Fund by the Manager and the Subadviser; performance information for the Fund; the Manager’s and the Subadviser’s qualifications; the fees paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; the Fund’s expenses and fees; statements from the Manager regarding potential economies of scale as the Fund’s assets increase; and other anticipated benefits to the Manager, Subadviser or their affiliates from the Adviser’s and Subadviser’s relationship to the Fund. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager and the Subadviser with respect to other funds managed by the Manager and the Subadviser. The Board noted that both the Manager and the Subadviser had provided the Board with responses to requests for information prepared in consultation with independent legal counsel to the Independent Directors, requesting information and documents to assist the Board in its deliberations regarding the agreements. In their deliberations, the Directors did not identify any single

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (continued)

factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined in the exercise of their reasonable business judgment that the overall arrangements between the Fund and the Manager, which serves as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate and in the best interests of the Fund and its stockholders, in view of the services performed and the fees charged under the agreements, and in view of such other matters as the Directors considered relevant in the exercise of their reasonable business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in advance of and at the Meeting. The Board considered the services provided by the Manager, including, but not limited to, the oversight of the Subadviser, the administration of corporate affairs and provision of office facilities, and the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Directors of the Fund who are affiliated persons of the Manager. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager under the management agreement with the Fund. With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser in advance of and at the Meeting. The Board considered the services provided by the Subadviser, including, but not limited to, the management of the Fund’s assets in accordance with the Fund’s investment objectives and policies, and the purchase and sale of investments for the Fund’s portfolio. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the

Visit our website at pgim.com/investments

Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser under the subadvisory agreement relating to the Fund.

Performance

The Board considered certain additional factors and made related conclusions regarding the historical performance of the Fund for the one-year period ended March 31, 2024. The Board considered that the Fund commenced operations on November 3, 2022 and that longer-term performance was not yet available.

Fee Rates

In considering the fees paid to the Manager and the Subadviser, the Board reviewed information provided by the Manager regarding its pricing philosophies, the calculation of the fees, and relevant fee comparison information for a private fund managed by the Manager and Subadviser as well as certain peer funds managed by third parties (such peers having been selected based on size, structure, underlying strategy, and income orientation), including other non-traded real estate investment trusts (“REITs”), both registered and not registered as investment companies under the 1940 Act. The Board considered the contractual management fee of 1.00% of the average daily value of the Fund’s net assets to be paid by the Fund to the Manager. The Board also considered that the Manager has contractually agreed to waive its entire management fee until June 30, 2025 (the “Waiver Period”). The Board noted that, following the Waiver Period, the Manager would receive a management fee at an annual rate of 1.00% of the average daily value of the Fund’s net assets. The Board also took into account that the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that certain specified expenses of the Fund will not exceed 0.50% of the Fund’s net assets through August 15, 2025.

The Board also considered the subadvisory fee, noting that it will be paid to the Subadviser by the Manager and not by the Fund, and that under the subadvisory agreement, the Manager will be responsible for paying the Subadviser a monthly fee at the annual rate of 0.60% of the average daily value of the Fund’s net assets. The Board considered that, like the Manager, the Subadviser has contractually agreed to waive its entire subadvisory fee for the duration of the Waiver Period. The Board noted that following the Waiver Period, the Subadviser would receive from the Manager a subadvisory fee at an annual rate of 0.60% of the average daily value of the Fund’s net assets.

The Board also considered the contractual incentive fee to be paid by the Fund, which would be calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s portfolio operating income for the immediately preceding quarter. The Board noted that no incentive fee on portfolio operating income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over the trailing 12-month period, and that this incentive fee will be allocated between the Manager (40.0% of the incentive fee) and the Subadviser (60.0% of the incentive fee). The Board further

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (continued)

considered that the Manager has contractually agreed to waive its incentive fee for the duration of the Waiver Period.

The Board noted the structure and amounts of the Fund’s management fees, which includes the management fee, sub-advisory fee and incentive fee, were generally in line with the management fees and subadvisory fees charged by other non-traded REITs and REITs registered under the 1940 Act.

Profitability

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board took into account that the Manager and Subadviser had agreed to waive their respective fees during the Waiver Period, and noted that such waivers and expense limitations would have an adverse effect on the Manager’s and Sub-Adviser’s respective profitability during the initial periods of the Fund’s operations. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also took into account information regarding the limited period the Fund had been in operation, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance stockholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

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Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Manager’s and Subadviser’s management of the Fund. Based on information provided by and discussions with the Manager, the Board concluded that these benefits did not appear to be material at the present time in connection with the Fund.

After consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its stockholders.

PGIM Private Real Estate Fund, Inc.

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●	As required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies in which you may be interested. Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that company. We will not share your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

We may also share consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

If, after 2016, you told us not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

Please note that you are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC; PGIM Wadhwani, LLP

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Bringing you the investment managers of Prudential Financial, Inc.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2024
D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/privaterealestate

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 219929 Kansas City, MO 64121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by visiting our website at pgim.com/privaterealestate or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Private Real Estate Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM PRIVATE REAL ESTATE FUND, INC.

SHARE CLASS	D	I	S	T

NASDAQ	PPRDX	PPRUX	PPRSX	PPRTX

CUSIP	69419Y204	69419Y105	69419Y303	69419Y402

MF252E2

(b) Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s Approval of Advisory is included in the financial statements filed under Item 1 of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 –	Controls and Procedures

(a)   It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)   There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Not required, as this is not an annual filing.

(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.

(a)(3)(1)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(3)(2)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   PGIM Private Real Estate Fund, Inc.

By:	s/Andrew R. French
Andrew R. French
Secretary

Date:	August 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	August 22, 2024

By:	s/Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	August 22, 2024